UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    March 17, 2015

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Director
On March 17, 2015, the Board of Directors (the “Board”) of Oceaneering International, Inc. (“Oceaneering”) appointed Steven A. Webster as a director and member of both the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.  Mr. Webster will be named as a nominee by the Board for election as a director at Oceaneering’s 2015 annual meeting of shareholders.
Mr. Webster, age 63, has served as Co-Managing Partner of Avista Capital Partners LP, a private equity firm focused on investments in the energy, healthcare and other business sectors, since he co-founded that firm in July 2005. From January 2000 until June 2005, Mr. Webster served as the Chairman of Global Energy Partners, Ltd., an affiliate of CSFB Private Equity, which made private equity investments in the energy business. From December 1997 to May 1999, he was the Chief Executive Officer and President of R&B Falcon Corporation, an offshore drilling contractor, and prior to that, was Chairman and Chief Executive Officer of Falcon Drilling Company, which he founded in 1988. Mr. Webster is also a director and Chairman of the Board of each of Carrizo Oil & Gas, Inc., an oil and gas exploration and development company, and Basic Energy Services, Inc., an oilfield service provider. He also serves as a director of Hercules Offshore, Inc., an offshore drilling contractor, and Era Group Inc., a helicopter leasing and service company. In addition, Mr. Webster serves as a trust manager and a member of the Compensation Committee of Camden Property Trust, a real estate investment trust. Mr. Webster previously served as a director of various other public and private companies, including several companies engaged in oil and gas exploration and production or oilfield services.
In connection with his appointment, the Board approved Oceaneering entering into an indemnification agreement with Mr. Webster. The form of indemnification agreement approved is in the same form as the previously disclosed indemnification agreement entered into with the other members of the Board. The foregoing description of the indemnification agreement is qualified by reference to the complete form of agreement, which is incorporated by reference as an exhibit to this report and hereby incorporated by reference into this Item.
Compensatory Arrangements
On March 17, 2015, the Board granted an award of 4,000 shares of restricted stock under Oceaneering’s 2010 Incentive Plan (the “Incentive Plan”) to Mr. Webster, pursuant to the form of 2015 Nonemployee Director Restricted Stock Agreement approved on February 19, 2015 for continuing nonemployee directors. The restricted stock award is scheduled to vest in full on the first anniversary of the award date, subject to: (1) earlier vesting on a change of control or the termination of the director’s service due to death; and (2) such other terms as are set forth in the award agreements. The foregoing description of the award to Mr. Webster under the Incentive Plan is not complete and is qualified by reference to the complete form of agreement, which is attached as exhibit to this report and incorporated by reference into this Item.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
The following are being furnished as exhibits to this report.

10.1	*	Form of 2015 Nonemployee Director Restricted Stock Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated February 23, 2015).
10.2	*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated May 6, 2011).
* Previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	March 17, 2015	By:	/S/ DAVID K. LAWRENCE
David K. Lawrence
Senior Vice President, General Counsel
and Secretary

Exhibit Index

10.1	*	Form of 2015 Nonemployee Director Restricted Stock Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated February 23, 2015).
10.2	*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Oceaneering’s current report on Form 8-K dated May 6, 2011).
* Previously filed with the Securities and Exchange Commission, as indicated, and incorporated herein by reference.